UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: July 12, 2012
(Date of earliest event reported)

DARDEN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)
(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 12, 2012, Darden Restaurants, Inc., a Florida corporation (the “Company”), and its newly formed and indirect wholly owned subsidiary, Stout Acquisition Corp., a Delaware corporation (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Yard House USA, Inc., a Delaware corporation ( “Yard House”), and TSG5 L.P., a Delaware limited partnership, and certain other stockholders of Yard House (the “Party Stockholders”). Pursuant to the Merger Agreement, Merger Sub will merge with and into Yard House (the “Merger”), with Yard House continuing after the Merger as the surviving corporation and as an indirect wholly owned subsidiary of the Company. The aggregate consideration payable to Yard House's security holders in connection with the Merger is $585 million in cash and without interest, less Yard House's debt and transaction expenses outstanding at the closing.

The Company, Yard House and each Party Stockholder have made customary representations and warranties in the Merger Agreement. Yard House has also agreed to various covenants, including, among others things and subject to certain exceptions, (i) to conduct its business in the ordinary course of business consistent with past practices between the execution of the Merger Agreement and the closing of the Merger and not to engage in certain transactions during such period, and (ii) after Yard House's stockholders have adopted the Merger Agreement, not to solicit, initiate or knowingly encourage alternative transactions. The Party Stockholders, who collectively own a majority of Yard House's outstanding common stock, have adopted the Merger Agreement.

The completion of the Merger is subject to certain conditions, including, among others, (i) the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) subject to certain materiality exceptions, the accuracy of the representations and warranties made by the Company, Yard House and each Party Stockholder, respectively, (iii) compliance in all material respects by the Company, Yard House and each Party Stockholder with their respective obligations under the Merger Agreement and (iv) the absence of any change or effect that, individually or in the aggregate, has had a Material Adverse Effect (as defined in the Merger Agreement).

The Merger is expected to be completed early in the Company's fiscal second quarter.

The foregoing description of certain terms of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

The Merger Agreement has been included solely to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Yard House or Merger Sub. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties in connection with negotiating the terms of the Merger Agreement; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Yard House or Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 7.01	Regulation FD Disclosure.

The Company hosted a conference call on July 12, 2012, at 5:30 p.m. Eastern Time to discuss certain financial and other information relating to the Merger. A copy of the investor presentation prepared by the Company for use during the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in its entirety to this Item 7.01.

Also on July 12, 2012, the Company issued a news release revising its fiscal 2013 outlook to account for the anticipated impact of the Merger on sales and earnings. The news release also announced the execution of the Merger Agreement as described in Item 8.01 below. A copy of the news release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference in its entirety to this Item 7.01.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibits 99.1 and 99.2 incorporated herein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On July 12, 2012, the Company issued a news release announcing the execution of the Merger Agreement. A copy of the news release is attached as Exhibit 99.2 to this Current Report on Form 8−K and, except for the first paragraph under the heading “Fiscal 2013 Financial Outlook,” is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of July 12, 2012, by and among Darden Restaurants, Inc., Stout Acquisition Corp., Yard House USA, Inc. and certain stockholders of Yard House USA, Inc.
99.1	Investor Presentation of Darden Restaurants, Inc. dated July 12, 2012. (Furnished pursuant to Item 7.01)
99.2
News release dated July 12, 2012, entitled “Darden Restaurants Agrees To Acquire Yard House USA, Inc. for $585 Million; Adds Differentiated High-Growth Brand To Darden's Specialty Restaurant Group.” (Filed pursuant to Item 8.01 except for the first paragraph under the heading “Fiscal 2013 Financial Outlook” which is furnished pursuant to Item 7.01)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ C. Bradford Richmond
C. Bradford Richmond
Senior Vice President and Chief Financial Officer
Date: July 12, 2012

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of July 12, 2012, by and among Darden Restaurants, Inc., Stout Acquisition Corp., Yard House USA, Inc. and certain stockholders of Yard House USA, Inc.
99.1	Investor Presentation of Darden Restaurants, Inc. dated July 12, 2012. (Furnished pursuant to Item 7.01)
99.2
News release dated July 12, 2012, entitled “Darden Restaurants Agrees To Acquire Yard House USA, Inc. for $585 Million; Adds Differentiated High-Growth Brand To Darden's Specialty Restaurant Group.” (Filed pursuant to Item 8.01 except for the first paragraph under the heading “Fiscal 2013 Financial Outlook” which is furnished pursuant to Item 7.01)